Exhibit 10.1(a) EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT (the “Amendment”) to that certain CREDIT AGREEMENT, dated as of June 21, 2019 (the “Agreement”), among HORACE MANN EDUCATORS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party thereto (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) is dated as of November 20, 2019. WHEREAS, pursuant to the Agreement, the Borrower requested and the Lenders agreed to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $225,000,000 subject to the mutual covenants and agreements contained in the Agreement; WHEREAS, pursuant to a Purchase Agreement by and among Ellard Family Holdings, Inc., Brian M. Ellard, the JCE Exempt Trust and the Borrower, dated as of December 10, 2018, the Borrower ultimately acquired 100% of the equity interests of NTA Life Enterprises, LLC, a Texas limited liability company (“NTA”); WHEREAS, the Borrower desires that the Agreement be amended to provide for NTA’s inclusion as a subsidiary of Borrower engaged in the business of providing life insurance and/or annuities, and related services (consistent with the definition of a “Life Subsidiary” in the Agreement); WHEREAS, the Borrower desires to amend the definition of “Threshold Amount” in the Agreement as described herein and to amend the Agreement in certain other respects as set forth herein; and WHEREAS, the Lenders and the Administrative Agent agree to provide for NTA’s inclusion as a Life Subsidiary under the Agreement and amend the definition of “Threshold Amount.” NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows: 1. AMENDMENTS. Upon satisfaction of the conditions set forth in Section 2, the Agreement shall be amended as follows: 1.1 The definition of “Threshold Amount” in Section 1.01 shall be deleted in its entirety and replaced with: “Threshold Amount” means, with respect to all Insurance Subsidiaries, as of any date of determination, fifteen percent (15%) of the net aggregate admitted assets less separate account assets (as set forth on the financial statements of the Insurance Subsidiaries most recently provided pursuant to Section 5.01(c)). 1.2 The reference to “Horace Mann Life Insurance Company” in Section 6.03 shall be deleted and replaced with the following: “the Life Subsidiaries (taken as a whole)”.

1.3 Schedule 3.01 entitled “Jurisdictions” shall be deleted and replaced with Schedule 3.01 attached hereto as Exhibit 1. 1.4 Schedule 3.10 entitled “Subsidiaries” shall be deleted and replaced with Schedule 3.10 attached hereto as Exhibit 2. 1.5 Exhibit B shall be deleted and replaced with Exhibit B attached hereto. 2. CONDITIONS PRECEDENT. This Amendment shall become effective when the Administrative Agent shall have received this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Lenders. 3. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times): 3.1 the representations and warranties set forth in Article III of the Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; 3.2 no Default has occurred and is continuing; 3.3 the Borrower has the full power to enter into, execute, deliver and carry out this Amendment and the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby and thereby are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required) and do not contravene or conflict with the Borrower’s articles of incorporation or bylaws; 3.4 each of the Borrower and its Subsidiaries has received all material governmental and other consents and approvals (if any shall be required) necessary for the execution, delivery and performance of this Amendment, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Subsidiaries; and 3.5 this Amendment has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance and general concepts of equity. 735379122 19619932 First Amendment to Credit Agreement

4. MISCELLANEOUS. 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Agreement as amended hereby. Each other Loan Document is hereby ratified, approved and confirmed in each and every respect. This Amendment is a Loan Document. 4.2 Headings. The various headings of this Amendment used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. 4.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. 4.4 Incorporation of Credit Agreement Provisions. The provisions of Sections 1.03, 9.03, 9.06, 9.07, 9.09, and 9.10 of the Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis. [Remainder of page intentionally left blank] 735379122 19619932 First Amendment to Credit Agreement

EXHIBIT 1 SCHEDULE 3.01 735379122 19619932 First Amendment to Credit Agreement

CERTIFICATES OF AUTHORITY BY STATE AND DATE ISSUED

STATE	HMIC	TIC	HMP& CIC	HMLIC	ELICA	HMSC	NTALIC	NTALICNY
Alabama	12-19-66	04-18-73	08-20-03	12-15-58		X	01-01-81	
Alaska	01-31-64	03-26-73	12-22-87	02-02-62		X	10-15-99	
Arizona	05-27-59	11-12-74	06-09-80	07-15-59	08-21-57	X	03-10-98	
Arkansas	01-31-64	10-06-77	11-19-75	05-06-50		X	04-12-91	
California	01-31-64		03-25-65	08-18-67		X	05-06-97	
Colorado	06-05-64	09-05-73	11-13-81	11-02-56	12-31-84	X	02-27-98	
Connecticut	06-28-74	11-18-99	11-18-99	11-20-78		X	06-21-99	
Delaware	06-02-59	03-02-71	09-25-98	12-08-55		X	06-19-00	
Dist. of Col.	08-20-59	01-30-73	05-01-97	12-03-65		X	05-01-97	
Florida	09-23-63	08-19-76	04-02-10	07-16-62	08-15-66	X	09-27-79	
Georgia	01-31-64	02-09-78	07-02-07	04-05-61		X	12-20-74	
Hawaii				08-25-87	02-01-85		08-30-99	
Idaho	12-16-68	04-16-73	05-26-88	05-09-60		X	06-08-99	
Illinois	01-31-64*	03-09-77*	04-25-75*	08-09-49*	12-31-84*	08-13-73*	12-31-94	
Indiana	05-01-68	12-01-77	01-15-98	05-01-57		X	07-19-96	
Iowa	12-29-64	05-04-73	11-26-74	08-01-52		X	01-14-00	
Kansas	01-31-64	09-13-96	12/21/99	11-12-61		X	04-13-98	
Kentucky	01-31-64	08-02-64	11-01-99	02-21-69		X	04-04-97	
Louisiana	12-23-58	11-14-73	09-30-99	05-16-61		X	01-16-80	
Maine	06-01-70	05-04-88	12-30-98	09-02-60		X	12-07-01	
Maryland	01-10-68	10-29-91	03-31-98	06-26-56		X	05-22-98	
Massachusetts	10-25-68	02-12-81		09-09-68		X	04-23-14	
Michigan	03-19-59	12-14-77	02-23-99	10-27-59		X	11-02-05	
Minnesota	02-11-64	06-01-74	08-19-98	10-08-56		X	12-21-98	
Mississippi	06-01-58	07-19-74	06-01-97	10- -61		X	02-01-82	
Missouri	03-01-64	07-19-88	11-25-74	06-27-60		X	09-10-97	
Montana	01-31-64	06-01-73	02-26-88	01-02-54		X	03-10-99	
Nebraska	08-30-60	12-15-76	06-24-97	10-29-59	09-28-61	X	01-12-98	
Nevada	02-12-68	06-14-99	06-17-99	05-10-60	02-04-83	X	08-14-97	
New Hampshire	04-09-69	11-15-76	03-19-01	07-13-61		X	03-28-12	

Revised as of 11/05/19 Page 1

STATE	HMIC	TIC	HMP& CIC	HMLIC	ELICA	HMSC	NTALIC	NTALICNY
New Jersey	Cancelled 05-30-96			05/31/19		X	05-03-06	
New Mexico	03-01-64	08-15-73	01-03-03	05-21-56		X	01-02-01	
New York	01-31-64	06-17-02	03-27-00			X		10-01-13
North Carolina	10-18-68	07-01-74	03-05-98	07-10-59		X	12-31-90	
North Dakota	05-08-62	03-22-73	06-21-88	05-29-62		X	02-23-99	
Ohio	02-07-64	12-03-84	12-31-96	12-02-59	10-09-84	X	09-30-97	
Oklahoma	03-01-68	11-25-74	11-07-74	12-07-60	08-02-66	X	09-30-80	
Oregon	07-15-70	09-01-73	11-15-74	11-01-53	06-05-57	X	08-18-97	
Pennsylvania	12-29-63	04-16-81	12-20-99	09-01-49		X	02-15-96	
Rhode Island	01-23-70	12-13-73	01-12-98	09-05-61		09-10-73	09-09-11	
South Carolina	10-02-58	02-08-74	05-04-82	08-14-61		X	07-14-38	
South Dakota	05-01-62	01-22-74	09-14-88	08-03-53		X	10-29-98	
Tennessee	01-31-64	09-07-77	11-19-97	03-28-56		X	12-21-81	
Texas	01-31-64	12-29-78	05-29-75	07-14-60	06-26-68	09-10-73	09-30-93	
Utah	03-01-64	06-14-73	04-05-88	11-22-55		X	12-04-97	
Vermont	10-01-68	08-25-99	08-25-97	04-18-56		X	05-13-99	
Virginia	02-03-64	03-19-91	03-30-99	04-18-56		X	01-17-90	
Washington	02-10-64	12-28-73	12-31-98	11-13-58	09-20-57	X	09-24-98	
West Virginia	01-23-64	10-23-89	03-29-99	12-28-60		X	06-16-98	
Wisconsin	01-31-64	09-14-73	06-27-74	11-22-68		X	10-28-99	
Wyoming	12-24-58	07-23-87	01-18-88	03-24-53		X	07-27-99	
Puerto Rico	Cancelled 12-17-12							
U.S. Virgin Islands							03-01-12	

HMIC: Horace Mann Insurance Company
TIC: Teachers Insurance Company
HMP& CIC: Horace Mann Property & Casualty Insurance Company
HMLIC: Horace Mann Life Insurance Company
HMSC: Horace Mann Service Corporation
ELICA: Educators Life Insurance Company of America
NTALIC: National Teachers Associates Life Insurance Company
NTALICNY: NTA Life Insurance Company of New York

Revised as of 11/05/19 Page 2

EXHIBIT 2 SCHEDULE 3.10 735379122 19619932 First Amendment to Credit Agreement

Horace Mann
Founded by Educators for Educators


Horace Mann Educators Corporation
Delaware Corporation
100%
Horace Mann Service Corporation
Illinois Corporation 100%
Educators Life Insurance Company of America
NAIC: 62790
Illinois Corporation 100%
Horace Mann Investors, Inc.
Maryland Corporation
Horace Mann Lloyds Management Corporation
Texas Corporation 100%
Horace Mann Insurance Company
NAIC: 22578
Illinois Corporation
Teachers Insurance Company
NAIC: 22683
Illinois Corporation
Horace Mann Property & Casualty Insurance Company
NAIC: 22756
Illinois Corporation
ABM Service Corporation
Delaware Corporation
NTA Life Enterprises, LLC
Texas Corporation
100%
Benefit Consultants Group, Inc.
Pennsylvania Corporation
BCG Securities, Inc.
Pennsylvania Corporation
Horace Mann MGA and Brokerage of Florida, Inc.
Florida Corporation
Horace Mann Life Insurance Company
NAIC: 64513
Illinois Corporation
Horace Mann Lloyds
NAIC: 10996
Texas Corporation
NTA Life Marketing, Inc.
Delaware Corporation
National Teacher Associates, Inc.
Delaware Corporation
EE Micronix, Inc
Texas Corporation
NTA Life Management, Inc.
Texas Corporation
NTA Life Business Services Group, Inc.
Delaware Corporation
Ellard Enterprises, Inc.
Texas Corporation
National Teachers Associates Life Insurance Company
NAIC: 87963
Texas Corporation
NTA Life Insurance Company of New York
NAIC: 15320
New York Corporation

Horace Mann Educators Corporation is a publicly held company.

EXHIBIT B [FORM OF] COMPLIANCE CERTIFICATE To: The Lenders parties to the Credit Agreement Described Below For the period ended , 20__, this Compliance Certificate is furnished pursuant to that certain Credit Agreement, dated as of June 21, 2019 (as amended, modified, renewed or extended from time to time, the “Agreement”), among Horace Mann Educators Corporation (the “Borrower”), the lenders party thereto, and PNC Bank, National Association, as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement. THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am a duly elected Executive Officer of the Borrower; 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements; 3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the time of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and 4. To the extent that there are any changes from the most recently delivered Schedule 3.10, Schedule I attached hereto sets forth a current Schedule 3.10, setting forth each of the Borrower’s Subsidiaries and indicating which Subsidiaries are Material Insurance Subsidiaries, accurate as of the date hereof. 5. Schedule II attached hereto sets forth financial data and computations calculating each of FHLB Liquidity Debt, FHLB Operating Debt and Securities Lending, all of which data and computations are true, complete and correct. 735379122 19619932 First Amendment to Credit Agreement

6. Schedule III attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event: 735379122 19619932 First Amendment to Credit Agreement

The foregoing certifications, together with the computations set forth in Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ______, ____. HORACE MANN EDUCATORS CORPORATION Name: Title: 735379122 19619932 First Amendment to Credit Agreement

SCHEDULE I TO COMPLIANCE CERTIFICATE Updated Schedule 3.10 as of _________, ____ 735379122 19619932 First Amendment to Credit Agreement

SCHEDULE II TO COMPLIANCE CERTIFICATE Calculation of FHLB Liquidity Debt, FHLB Operating Debt and Securities Lending 735379122 19619932 First Amendment to Credit Agreement

SCHEDULE III TO COMPLIANCE CERTIFICATE Compliance as of _________, ____ with Provisions of Sections 6.01, 6.02, 6.03 and 6.10 of the Agreement Section 6.01 – Consolidated Debt to Total Capitalization Required 0.35:1.0 Actual (a) Consolidated Debt of the Borrower and its Consolidated $__________ Subsidiaries on date of determination: (b) Net Worth on date of determination: $__________ (c) (a) plus (b): $__________ (d) Ratio of (a) to (c): :1.0 Section 6.02 – Net Worth Required Minimum Net Worth: $__________ Actual Net Worth:

Net Worth (excluding the effect of unrealized gain or loss under FASB 115): $__________ Section 6.03 – Minimum Risk-Based Capital (as of the end of any Fiscal Year) Required: 300% Actual: (a) Life Insurance Subsidiaries (taken as a whole) (1) Total Adjusted Capital on date of determination: $__________ (2) Company Action Level RBC on date of determination: $__________ (3) Ratio of (1) to (2) (expressed as a percentage): ______% (b) The P/C Subsidiaries (taken as a whole) (1) Total Adjusted Capital on date of determination: $__________ (2) Company Action Level RBC on date of determination: $__________ (3) Ratio of (1) to (2) (expressed as a percentage): ______%

Section 6.10 – Securities Lending Maximum market value of securities subject to Securities Lending: $ 1 Actual market value of securities subject to Securities Lending (provided that $__________ the market value of any security subject to Securities Lending shall be measured as of the time the applicable Securities Lending transaction was entered into): 1 Maximum Worth to be set at the Threshold Amount less the aggregate amount of FHLB Operating Debt outstanding at time of reporting.